Exhibit 99.1

To our employees world-wide,

We are writing to share some very important and exciting news with you.  Earlier this morning it was announced that Renaissance Learning is being acquired by a private equity fund called Permira. Attached is the press release announcing the sale, which provides some of the details of the transaction.  In addition, there will be an all-employee meeting at 11:00 am CDT at the Peach Street office.  At that meeting Glenn and Steve will discuss this news and what it means to RLI and our employees.    The meeting will be broadcast via AdobeConnect so that employees worldwide who cannot attend in person can tune in.  AdobeConnect instructions will be sent to you in a separate email.

We have great confidence that this development is an important step forward and believe this sale is in the best interests of the company, our customers, our employees, and our shareholders.  Becoming a private company will offer more flexibility and opportunity for growth, which will allow the company to have an even greater impact on student learning.  The new owner, Permira, shares many of our values, respects our dedication to mission and has the resources and global presence to aggressively grow the business.

We knew this day would come and that it was coming closer, especially with four children, 12 grandchildren, and the founding of our charity, LENA Research Foundation.  LENA develops technology to accelerate language development in children 0-3 years of age, a crucial piece to accelerating learning for all.  And of course at our age, time takes its toll.  We are very pleased to have found Permira -- the right partner at the right time -- and to be selling the company to such a quality and thoughtful investor.  Together with you and the leadership team, we believe they will help you grow the company to even greater success in accelerating learning.

Of course, while we know the company’s future is bright and this is the best path forward, we have mixed emotions for many reasons but especially because we will miss being a part of your success and will miss working with all of you, the finest group of employees anyone could ever hope to be associated with.   You will always hold a special place in our hearts and after the sale is completed, we will watch with tremendous pride as you continue the journey of accelerating learning for all.

Judi and Terry

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this memorandum, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation

Reform Act of 1995.  Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.  All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.  Renaissance Learning may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval or the failure to satisfy the closing conditions.  These factors, and other factors that may affect the business or financial results of Renaissance Learning, are described in the risk factors included in the Company’s filings with the Securities and Exchange Commission, including the Company’s 2010 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference.  The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information for Shareholders

In connection with the proposed merger transaction, Renaissance Learning will file with the SEC and furnish to Renaissance Learning’s shareholders a proxy statement.  SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Shareholders may obtain a free copy of the proxy statement, when available, and other relevant documents filed with the SEC from the SEC’s website (http://www.sec.gov).  Shareholders may also obtain these documents, free of charge, from Renaissance Learning by accessing Renaissance Learning’s website (http://www.rlrninvest.com) or by directing a request to Renaissance Learning, Inc., 2911 Peach Street, P.O. Box 8036, Wisconsin Rapids, Wisconsin 54495-8036, Attention:  Corporate Secretary.

Renaissance Learning and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Renaissance Learning in favor of the proposed merger.  Information about the directors and executive officers of Renaissance Learning is set forth in the proxy statement for Renaissance Learning’s 2011 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 16, 2011.  Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement Renaissance Learning will file with the SEC.